Offerings - Offering: 1	Jun. 26, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common Stock, no par value
Amount Registered | shares	3,000,000
Proposed Maximum Offering Price per Unit	1.00
Maximum Aggregate Offering Price	$ 3,000,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 414.30
Offering Note	Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(a)